Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions and Divestitures

Note 3. Acquisitions and Divestitures
Wireless
Spectrum License Transactions
Since 2016, we have entered into or completed several strategic spectrum transactions including:

•
During the fourth quarter of 2015, we entered into a license exchange agreement with affiliates of AT&T Inc. (AT&T) to exchange certain Advanced Wireless Services (AWS) and Personal Communication Services (PCS) spectrum licenses. This non-cash exchange was completed in March 2016. As a result, we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of $0.1 billion in Selling, general and administrative expense in our consolidated statement of income for the year ended December 31, 2016.

•
During the first quarter of 2016, we entered into a license exchange agreement with affiliates of Sprint Corporation (Sprint) to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in September 2016. As a result, we received $0.3 billion of AWS and PCS spectrum licenses at fair value and recorded an insignificant gain in Selling, general and administrative expense in our consolidated statement of income for the year ended December 31, 2016.

•
During the fourth quarter of 2016, we entered into a license exchange agreement with affiliates of AT&T to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in February 2017. As a result, we received $1.0 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of $0.1 billion in Selling, general and administrative expense in our consolidated statement of income for the year ended December 31, 2017.

•
During the first quarter of 2017, we entered into a license exchange agreement with affiliates of Sprint to exchange certain PCS spectrum licenses. This non-cash exchange was completed in May 2017. As a result, we received $0.1 billion of PCS spectrum licenses at fair value and recorded an insignificant gain in Selling, general and administrative expense in our consolidated statement of income for the year ended December 31, 2017.

•
During the third quarter of 2017, we entered into a license exchange agreement with affiliates of T-Mobile USA Inc. to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in December 2017. As a result, we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of $0.1 billion in Selling, general and administrative expense in our consolidated statement of income for the year ended December 31, 2017.

•	During 2018, we entered into and completed various wireless license transactions, including the purchase of Straight Path Communications Inc. (Straight Path) and NextLink Wireless LLC (NextLink).

Straight Path
In May 2017, we entered into a purchase agreement to acquire Straight Path, a holder of millimeter wave spectrum configured for fifth-generation (5G) wireless services, for total consideration reflecting an enterprise value of approximately $3.1 billion. Under the terms of the purchase agreement, we agreed to pay: (1) Straight Path shareholders $184.00 per share, payable in Verizon shares; and (2) certain transaction costs payable in cash of approximately $0.7 billion, consisting primarily of a fee to be paid to the FCC. The transaction closed in February 2018 at which time we issued approximately 49 million shares of Verizon common stock, valued at approximately $2.4 billion, and paid the associated cash consideration.

The acquisition of Straight Path was accounted for as an asset acquisition, as substantially all of the value related to the acquired spectrum. Upon closing, we recorded approximately $4.5 billion of wireless licenses and $1.4 billion of a deferred tax liability. The spectrum acquired as part of the transaction is being used for our 5G technology deployment. See Note 4 for additional information.

Wireline
Access Line Sale
In February 2015, we entered into a definitive agreement with Frontier Communications Corporation (Frontier) pursuant to which Verizon sold its local exchange business and related landline activities in California, Florida and Texas, including Fios Internet and video customers, switched and special access lines and high-speed Internet service and long distance voice accounts in these three states, for approximately $10.5 billion (approximately $7.3 billion net of income taxes), subject to certain adjustments and including the assumption of $0.6 billion of indebtedness from Verizon by Frontier. The transaction, which included the acquisition by Frontier of the equity interests of Verizon’s incumbent local exchange carriers (ILECs) in California, Florida and Texas, did not involve any assets or liabilities of Verizon Wireless. The transaction closed on April 1, 2016.

The transaction resulted in Frontier acquiring approximately 3.3 million voice connections, 1.6 million Fios Internet subscribers, 1.2 million Fios video subscribers and the related ILEC businesses from Verizon. For the year ended December 31, 2016, these businesses generated revenues of approximately $1.3 billion and operating income of $0.7 billion for Verizon. The operating results of these businesses are excluded from our Wireline segment for all periods presented to reflect comparable segment operating results consistent with the information regularly reviewed by our chief operating decision maker.

During April 2016, Verizon used the net cash proceeds received of $9.9 billion to reduce its consolidated indebtedness. See Note 7 for additional information. As a result of the closing of the transaction, we derecognized property, plant and equipment of $9.0 billion, goodwill of $1.3 billion, $0.7 billion of defined benefit pension and other postretirement benefit plan obligations and $0.6 billion of indebtedness assumed by Frontier.

We recorded a pre-tax gain of approximately $1.0 billion in Selling, general and administrative expense in our consolidated statement of income for the year ended December 31, 2016. The pre-tax gain included a $0.5 billion pension and postretirement benefit curtailment gain due to the elimination of the accrual of pension and other postretirement benefits for some or all future services of a significant number of employees covered by three of our defined benefit pension plans and one of our other postretirement benefit plans.

XO Holdings
In February 2016, we entered into a purchase agreement to acquire XO Holdings' wireline business (XO), which owned and operated one of the largest fiber-based Internet Protocol and Ethernet networks in the U.S. Concurrently, we entered into a separate agreement to utilize certain wireless spectrum from a wholly-owned subsidiary of XO Holdings, NextLink, that held its wireless spectrum. The agreement included an option, subject to certain conditions, to buy NextLink. In February 2017, we completed our acquisition of XO for total cash consideration of approximately $1.5 billion, of which $0.1 billion was paid in 2015, and we prepaid $0.3 billion in connection with the NextLink option which represented the fair value of the option.

In April 2017, we exercised our option to buy NextLink for approximately $0.5 billion, subject to certain adjustments, of which $0.3 billion was prepaid in the first quarter of 2017. The transaction closed in January 2018. The acquisition of NextLink was accounted for as an asset acquisition, as substantially all of the value related to the acquired spectrum. Upon closing, we recorded approximately $0.7 billion of wireless licenses, $0.1 billion of a deferred tax liability and $0.1 billion of other liabilities. The spectrum acquired as part of the transaction will be used for our 5G technology deployment.

The consolidated financial statements include the results of XO's operations from the date the acquisition closed. If the acquisition of XO had been completed as of January 1, 2016, the results of operations of Verizon would not have been significantly different than our previously reported results of operations.

The acquisition of XO was accounted for as a business combination. The consideration was allocated to the assets acquired and liabilities assumed based on their fair values as of the close of the acquisition. We recorded approximately $1.2 billion of property, plant and equipment, $0.1 billion of goodwill and $0.2 billion of other intangible assets. Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill included within our Wireline segment, represents future economic benefits that we expect to achieve as a result of the acquisition. See Note 4 for additional information.

Data Center Sale
In December 2016, we entered into a definitive agreement, which was subsequently amended in March 2017, with Equinix, Inc. (Equinix) pursuant to which we agreed to sell 23 customer-facing data center sites in the U.S. and Latin America for approximately $3.6 billion, subject to certain adjustments (Data Center Sale). The transaction closed in May 2017.

For the years ended December 31, 2017 and 2016, these sites generated an insignificant amount of revenues and earnings. As a result of the closing of the transaction, we derecognized assets with a carrying value of $1.4 billion, primarily consisting of goodwill, property, plant and equipment and other intangible assets. The liabilities associated with the sale were insignificant.

In connection with the Data Center Sale and other insignificant divestitures, we recorded a net gain on sale of divested businesses of approximately $1.8 billion in Selling, general and administrative expense in our consolidated statement of income for the year ended December 31, 2017.

WideOpenWest, Inc.
In August 2017, we entered into a definitive agreement to purchase certain fiber-optic network assets in the Chicago market from WideOpenWest, Inc. (WOW!), a leading provider of communications services. The transaction closed in December 2017. In addition, the parties entered into a separate agreement pursuant to which WOW! will complete the build-out of the network assets in 2019. The total cash consideration for the transactions is approximately $0.3 billion, of which $0.2 billion was received in December 2017.

Other
Acquisition of AOL Inc.
In May 2015, we entered into an Agreement and Plan of Merger with AOL Inc. (AOL) pursuant to which we commenced a tender offer to acquire all of the outstanding shares of common stock of AOL at a price of $50.00 per share, net to the seller in cash, without interest and less any applicable withholding taxes.

On June 23, 2015, we completed the tender offer and merger, and AOL became a wholly-owned subsidiary of Verizon. The aggregate cash consideration paid by Verizon at the closing of these transactions was approximately $3.8 billion. Holders of approximately 6.6 million shares exercised appraisal rights under Delaware law. In September 2018, we obtained court approval to settle this matter for total cash consideration of $0.2 billion of which an insignificant amount relates to interest, resulting in an insignificant gain. We paid the cash consideration in October 2018.

Acquisition of Yahoo! Inc.’s Operating Business
In July 2016, Verizon entered into a stock purchase agreement (the Purchase Agreement) with Yahoo! Inc. (Yahoo). Pursuant to the Purchase Agreement, upon the terms and subject to the conditions thereof, we agreed to acquire the stock of one or more subsidiaries of Yahoo holding all of Yahoo’s operating business for approximately $4.83 billion in cash, subject to certain adjustments (the Transaction).

In February 2017, Verizon and Yahoo entered into an amendment to the Purchase Agreement, pursuant to which the Transaction purchase price was reduced by $350 million to approximately $4.48 billion in cash, subject to certain adjustments. Subject to certain exceptions, the parties also agreed that certain user security and data breaches incurred by Yahoo (and the losses arising therefrom) were to be disregarded: (1) for purposes of specified conditions to Verizon’s obligations to close the Transaction; and (2) in determining whether a "Business Material Adverse Effect" under the Purchase Agreement had occurred.

Concurrently with the amendment of the Purchase Agreement, Yahoo and Yahoo Holdings, Inc., a wholly-owned subsidiary of Yahoo that Verizon agreed to purchase pursuant to the Transaction, also entered into an amendment to the related reorganization agreement, pursuant to which Yahoo (which has changed its name to Altaba Inc. following the closing of the Transaction) retains 50% of certain post-closing liabilities arising out of governmental or third-party investigations, litigations or other claims related to certain user security and data breaches incurred by Yahoo prior to its acquisition by Verizon, including an August 2013 data breach disclosed by Yahoo on December 14, 2016. At that time, Yahoo disclosed that more than one billion of the approximately three billion accounts existing in 2013 had likely been affected. In accordance with the original Transaction agreements, Yahoo will continue to retain 100% of any liabilities arising out of any shareholder lawsuits (including derivative claims) and investigations and actions by the SEC.

In June 2017, we completed the Transaction. The aggregate purchase consideration at the closing of the Transaction was approximately $4.7 billion, including cash acquired of $0.2 billion.

Prior to the closing of the Transaction, pursuant to a related reorganization agreement, Yahoo transferred all of the assets and liabilities constituting Yahoo’s operating business to the subsidiaries that we acquired in the Transaction. The assets that we acquired did not include Yahoo’s ownership interests in Alibaba, Yahoo! Japan and certain other investments, certain undeveloped land recently divested by Yahoo, certain non-core intellectual property or its cash, other than the cash from its operating business we acquired. We received for our benefit and that of our current and certain future affiliates a non-exclusive, worldwide, perpetual, royalty-free license to all of Yahoo’s intellectual property that was not conveyed with the business.

In October 2017, based upon information that we received in connection with our integration of Yahoo's operating business, we disclosed that we believe that the August 2013 data breach previously disclosed by Yahoo affected all of its accounts.

The acquisition of Yahoo’s operating business has been accounted for as a business combination. The fair values of the assets acquired and liabilities assumed were determined using the income, cost, market and multiple period excess earnings approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in Accounting Standards Codification 820, Fair Value Measurements and Disclosures, other than long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of acquired technology and customer relationships. The income approach indicates value for an asset based on the present value of cash flow projected to be generated by the asset. Projected cash flow is discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for property, plant and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation.

In June 2018, we finalized the accounting for the Yahoo acquisition. The following table summarizes the final accounting for of the assets acquired, including cash acquired of $0.2 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of Yahoo’s noncontrolling interests:

(dollars in millions)	As of December 31, 2017	Measurement-period adjustments (1)	Adjusted Fair Value
Cash payment to Yahoo’s equity holders	$4,673	$—	$4,673
Estimated liabilities to be paid	38	—	38
Total consideration	$4,711	$—	$4,711

Assets acquired:
Goodwill	$1,929	$215	$2,144
Intangible assets subject to amortization	1,873	1	1,874
Property, plant, and equipment	1,805	(6)	1,799
Other	1,332	128	1,460
Total assets acquired	6,939	338	7,277

Liabilities assumed:
Total liabilities assumed	2,178	338	2,516

Net assets acquired:	4,761	—	4,761
Noncontrolling interest	(50)	—	(50)
Total consideration	$4,711	$—	$4,711

(1) Adjustments to the fair value measurements to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date. The most significant adjustments related to an increase in goodwill and the recognition of liabilities per certain pre-acquisition contingencies.

On the closing date of the Transaction, each unvested and outstanding Yahoo restricted stock unit award that was held by an employee who became an employee of Verizon was replaced with a Verizon restricted stock unit award, which is generally payable in cash upon the applicable vesting date. The value of those outstanding restricted stock units on the acquisition date was approximately $1.0 billion.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill was primarily attributable to increased synergies that were expected to be achieved from the integration of Yahoo’s operating business into our Media business. The goodwill related to this acquisition is included within Corporate and other. See Note 4 for additional information.

The consolidated financial statements include the results of Yahoo’s operating business from the date the acquisition closed. If the acquisition of Yahoo’s operating business had been completed as of January 1, 2016, the results of operations of Verizon would not have been significantly different than our previously reported results of operations.

Acquisition and Integration Related Charges
Related to the Yahoo Transaction, we recorded $0.5 billion of acquisition and integration related charges during the year ended December 31, 2018, of which $0.3 billion, $0.2 billion and an insignificant amount are related to Severance, Integration costs and Transaction costs, respectively. In connection with the Yahoo Transaction, we recorded acquisition and integration related charges of approximately $0.8 billion during the year ended December 31, 2017, of which $0.5 billion, $0.2 billion and $0.1 billion related to Severance, Integration costs and Transaction costs, respectively. These charges were recorded in Selling, general and administrative expense in our consolidated statements of income.

Fleetmatics Group PLC
In July 2016, we entered into an agreement to acquire Fleetmatics Group PLC, a public limited company incorporated in Ireland (Fleetmatics). Fleetmatics was a leading global provider of fleet and mobile workforce management solutions. Pursuant to the terms of the agreement, we acquired Fleetmatics for $60.00 per ordinary share in cash. The aggregate merger consideration was approximately $2.5 billion, including cash acquired of $0.1 billion. We completed the acquisition on November 7, 2016. As a result of the transaction, Fleetmatics became a wholly-owned subsidiary of Verizon.

The consolidated financial statements include the results of Fleetmatics’ operations from the date the acquisition closed. Had this acquisition been completed on January 1, 2016, the results of operations of Verizon would not have been significantly different than our previously reported results of operations. Upon closing, we recorded approximately $1.4 billion of goodwill and $1.1 billion of other intangibles.

The acquisition of Fleetmatics was accounted for as a business combination. The consideration was allocated to the assets acquired and liabilities assumed based on their fair values as of the close of the acquisition.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill recorded as a result of the Fleetmatics transaction represents future economic benefits we expect to achieve as a result of the acquisition. The goodwill related to this acquisition is included within Corporate and other. See Note 4 for additional information.

Other
In July 2016, we acquired Telogis, Inc., a global cloud-based mobile enterprise management software business, for $0.9 billion of cash consideration. Upon closing, we recorded $0.5 billion of goodwill that is included within Corporate and other.

During 2018, we entered into and completed various other transactions for $0.1 billion of cash consideration. During 2017 and 2016, we entered into and completed various other transactions for an insignificant amount of cash consideration.